                                                                   EXHIBIT 99.11

BAKER & DANIELS
JAMES CARR (_______________)
300 N. Meridian Street, Suite 2700
Indianapolis, IN 46204
Telephone:        317-237-0300
Facsimile:        317-237-1000


Attorneys for Debtor CART, INC.

                         UNITED STATES BANKRUPTCY COURT

                          SOUTHERN DISTRICT OF INDIANA

                            [______________] DIVISION

In re                                          Case No. [____________]

CART, INC., a                                  Chapter 11
Michigan corporation

                      Debtor.

Tax Identification No. _____________



    ORDER UNDER 11 U.S.C. SECTIONS 105, 363 AND 365 APPROVING ASSET PURCHASE
          AGREEMENT AND SALE OF ACQUIRED ASSETS OF CART, INC. FREE AND
             CLEAR OF LIENS, CLAIMS, ENCUMBRANCES AND INTERESTS AND
            ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS


         CART, Inc., a Michigan corporation, the debtor and debtor-in-possession in the above-captioned case (the "Debtor"), has filed a motion (the "Motion") for an order (the "Sale Order") under 11 U.S.C. Sections 105, 363, 365,
And 1146(c), and Fed. R. Bankr. P. 2002 and 6004, authorizing the Debtor to sell, subject to the receipt of competing offers submitted pursuant to the Sale Procedures (as defined below), substantially all of the assets of the Debtor (collectively, the "Acquired Assets"), free and clear of all liens, claims, encumbrances and interests, exclusive of


                                1.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT
any and all debts, liabilities, obligations, commitments or responsibilities associated therewith, and to assume and assign certain executory contracts in connection therewith (the "Assumed Contracts"), to (a) Open Wheel Acquisition Corporation ("Open Wheel"), pursuant to the terms and conditions of that certain Asset Purchase Agreement by and among the Debtor and its parent, Championship Auto Racing Teams, Inc., on the one hand, and Open Wheel and its parent Open Wheel Racing Series LLC, on the other hand, dated as of December [__], 2003, or
(b) an entity making a qualified overbid that is determined to be the highest and/or best bid for the Acquired Assets, pursuant to an Asset Purchase Agreement entered into by the Debtor and such entity substantially in the form of Exhibit A hereto, Open Wheel or such entity, as the case may be, being hereinafter referred to as the "Purchaser", and the applicable Asset Purchase Agreement by and between the Debtor and Open Wheel or such entity, as the case may be, being hereinafter referred to as the "Purchase Agreement").

         By prior order dated [____________ __, 200_] (the "Procedures Order"), this Court scheduled a hearing with respect to the sale of the Acquired Assets, prescribed the form and manner of notice thereof, and approved certain sale procedures, including the terms and conditions of sale and bidding for the Acquired Assets (the "Sale Procedures").

         Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Purchase Agreement.

         Due notice of the proposed sale, the Procedures Order, and the Hearing (as defined below) has been given to all parties entitled thereto under the Procedures Order, as evidenced by the Declaration of [DEBTOR'S COUNSEL] and the certificates of service and publication previously filed with this Court (the "Certificates").

         A hearing was held before this Court on [_____________ __, 200_], to consider the proposed sale of the Acquired Assets (the "Hearing"), at which time all parties in interest were afforded an opportunity to be heard, and evidence was received in support of approval of the sale of the Acquired Assets.

         THEREFORE, based upon the Court's review of the Motion, the Notice of the Motion, the Declarations of [DEBTOR'S CEO] and [DEBTOR'S COUNSEL], the Certificates, the Purchase


                                2.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT

Agreement, and upon all of the evidence proffered or adduced at the Hearing, memoranda and objections, if any, filed in connection with the Hearing, and arguments of counsel made at the Hearing; and upon the entire record of the Hearing and this case; and after due deliberation thereon; and good cause appearing therefor;

         THE COURT FINDS THAT:

         A. This Court has jurisdiction to hear and determine the Motion pursuant to 28 U.S.C. Sections 157 AND 1334.

         B. Venue of this case in this district is proper pursuant to 28 U.S.C.Section 1409(a).

         C. Determination of the Motion is a core proceeding under 28 U.S.C.Sections 157(b) (2)(A) and (N). THE statutory predicates for the relief requested herein are Sections 105, 363, 365 and 1146(c) of the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code"), and Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") 2002 and 6004.

         D. The Debtor has followed the procedures for giving notice of the Motion and the Hearing on the sale of the Acquired Assets as set forth in the Procedures Order.

         E. Proper, timely, adequate and sufficient notice of the Motion, the Hearing and the proposed sale of the Acquired Assets has been provided in accordance with Section 102(1) of the Bankruptcy Code and Bankruptcy Rules 2002 and 6004, and no other or further notice of the Motion, the Hearing or the entry of this Sale Order is required. This Order shall apply to all entities that have received the foregoing notice in this case.

         F. A reasonable opportunity to object or be heard regarding the relief requested in the Motion has been afforded to creditors and interested persons.

         G. It is uncontroverted that (a) the Debtor has full corporate power and authority to execute the Purchase Agreement and all other documents contemplated thereby, (b) the sale of the Acquired Assets by the Debtor has been duly and validly authorized by all necessary corporate action of the Debtor, (c) the Debtor has all corporate power and authority necessary to consummate the transactions contemplated by the Purchase Agreement, and (d) no consents or approvals, other than those expressly provided for in the Purchase Agreement, are required for the


                                3.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT

Debtor to consummate such transactions.

         H. The sale of the Acquired Assets reflects the exercise of the Debtor's sound business judgment and is further justified by the compelling circumstances described in the Motion.

         I. Approval of the Purchase Agreement and consummation of the sale of the Acquired Assets at this time are in the best interests of the Debtor, its creditors and the Debtor's estate. The Court finds that for the following reasons, among others, the Debtor has articulated good and sufficient business justification for the sale of the Acquired Assets pursuant to Section 363(b) of the Bankruptcy Code outside of a plan of reorganization:

                  (1) in the absence of a prompt sale of the Acquired Assets, the value of the Acquired Assets will steadily decline because the Debtor lacks sufficient revenue and/or cash to continue its business operations;

                  (2) a sale pursuant to Section 363(b) is likely to produce a greater return to creditors in the Debtor's case than if the Acquired Assets were sold in connection with a liquidating plan of reorganization, because the unavoidable delay and expense required to confirm such a plan would deprive the Debtor's estate of the opportunity to realize the maximum value of the Acquired Assets available through an immediate sale and would force the Debtor to liquidate its Acquired Assets in a piecemeal fashion;

                  (3) claims against the Debtor's estate will be minimized as a result of the prompt consummation of a sale of the Acquired Assets; and

                   (4) unless a sale to the Purchaser is concluded expeditiously as provided for in the Motion and under the Purchase Agreement, the Debtor, its estate and its creditors may realize substantially less value for the Acquired Assets.

         J. The terms and conditions of the Purchase Agreement are fair and reasonable. The Purchase Agreement represents the highest and best offer for the Acquired Assets, and the Consideration is fair and reasonable and constitutes reasonably equivalent and fair market value under the Bankruptcy Code and applicable nonbankruptcy law.

         K. The Purchaser has demonstrated the ability to provide adequate assurance of future


                                4.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT
performance as to the Assumed Contracts, and the Debtor has provided adequate assurance that any outstanding defaults under the Assumed Contracts, if any, will be cured.

         L. The provisions of Section 365 of the Bankruptcy Code, including, without limitation, those relating to adequate assurance of future performance, have been complied with as to the Assumed Contracts, and the provisions of Sections 363(b) and (f) of the Bankruptcy Code have been complied with as to the Acquired Assets. The Assumed Contracts are lawfully assignable to Purchaser, either because consents have been obtained or otherwise pursuant to Section 365 of the Bankruptcy Code, notwithstanding Section 365(c) of the Bankruptcy Code.

         M. The Purchase Agreement was negotiated, proposed and entered into by the parties without collusion, in good faith, and on an arms' length basis. The Purchaser is a good faith purchaser under Section 363(m) of the Bankruptcy Code and, as such, is entitled to the protections afforded thereby. Neither the Debtor nor the Purchaser has engaged in any conduct that would cause or permit the Purchase Agreement to be avoided under Section 363(n) of the Bankruptcy Code.

         N. In the absence of a stay pending appeal, the Purchaser will be acting in good faith within the meaning of Section 363(m) of the Bankruptcy Code in closing the transactions contemplated by the Purchase Agreement at any time after the entry of this Sale Order.

         O. The transfer of the Acquired Assets pursuant to the Purchase Agreement (a) is or will be a legal, valid and effective transfer of property of the Debtor's estate to the Purchaser, and (b) vests or will vest in the Purchaser all right, title and interest of the Debtor in and to the Acquired Assets free and clear of all liens, claims, interests and encumbrances under
Section 363(f) of the Bankruptcy Code.

         P. Other than as expressly provided in the Purchase Agreement with respect to the Assumed Liabilities, the transfer of the Acquired Assets does not and will not subject the Purchaser to any debts, liabilities, obligations, commitments, responsibilities or claims of any kind or nature whatsoever, whether known or unknown, contingent or otherwise, existing as of the date hereof or hereafter arising, of or against the Debtor or any affiliate of the Debtor, by reason of such transfer under the laws of the United States, any state, territory or possession


                                5.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT
thereof or the District of Columbia applicable to such transactions.

         Q. The Debtor may sell the Acquired Assets free and clear of all Liens (as defined below) and Claims (as defined below) because there are no security interests of record or otherwise asserted against the Debtor or the Acquired Assets. Alternatively, the Debtor may sell the Acquired Assets free and clear of all Liens and Claims because the holders of such Liens and Claims have consented to the sale either because they explicitly consented to the sale, or they did not object to the sale in accordance with 11 U.S.C. Section 363(f)(2).

         R. All of the provisions of this Sale Order and the Purchase Agreement are nonseverable and mutually dependent.

                 NOW THEREFORE, IT IS ORDERED:

         1. The Motion be, and it hereby is, granted.

         2. All objections, if any, to the Motion or the relief requested therein that have not been withdrawn, waived, or settled, and all reservations of rights included therein, are overruled on the merits.

         3. The terms and conditions and transactions contemplated by the Purchase Agreement are hereby approved in all respects, and the sale of the Acquired Assets pursuant to the Purchase Agreement is hereby authorized and directed under Section 363(b) of the Bankruptcy Code.

         4. Pursuant to Section 363(b) of the Bankruptcy Code, the Debtor, its officers, directors, employees and agents, are hereby authorized, directed and empowered fully to perform, consummate and implement the Purchase Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to implement and carry out the terms of the Purchase Agreement, and to take all further actions as may reasonably be requested by the Purchaser for the purpose of assigning and transferring the Acquired Assets to the Purchaser, or as may be necessary or appropriate to the performance of the obligations of the Debtor contemplated by the Purchase Agreement.

         5. Pursuant to Section 365 of the Bankruptcy Code, the Debtor is authorized and directed to assume and assign the Assumed Contracts to the Purchaser on the Closing Date.


                                6.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT

         6. In connection with the assumption and assignment of the Assumed Contracts, except as specifically provided in the Purchase Agreement, the Debtor shall cure any outstanding defaults that must be cured in accordance with the Purchase Agreement. All payments and other actions required to cure any outstanding defaults with respect to the Assumed Contracts are specified on Exhibit B hereto, unless otherwise stated on the record at the Hearing, and neither the Debtor nor the Purchaser shall be required to take any other action or to make any other payment with respect to the cure of outstanding defaults under the Assumed Contracts. All non-Debtor parties to the Assumed Contracts are hereby enjoined and forever barred from asserting any claim or default which may exist under such Assumed Contracts except as specified on Exhibit B.

         7. The Assumed Contracts shall, upon assignment to the Purchaser, be deemed to be valid and binding and in full force and effect and enforceable in accordance with their terms notwithstanding any provision in any of the Assumed Contracts (including, without limitation, those of the type described in Sections 365(b)(2) and (f) of the Bankruptcy Code) or other restrictions that prohibit, restrict or condition such assignment or transfer. Pursuant to Section 365(k) of the Bankruptcy Code, the Debtor and the Debtor's estate are each relieved from any further liability with respect to the Assumed Contracts after such assignment.

         8. The assumption and assignment of the Assumed Contracts and the sale, conveyance and assignment of the Acquired Assets pursuant to this Sale Order and the Purchase Agreement shall be binding upon the Debtor, the Purchaser, all creditors (including, without limitation, current and former employees of the Debtor) and stockholders of the Debtor, all persons having or asserting a Claim (as defined below) against, a Lien (as defined below) on, or any interest in, the Debtor or any of the Acquired Assets, all parties to the Assumed Contracts, and all parties to any actions or proceedings that directly or indirectly contest the power or authority of the Debtor to assume and assign the Assumed Contracts or to sell, assign and convey the Acquired Assets pursuant to the Purchase Agreement and this Sale Order, or that seek to enjoin any such assumption, sale, assignment or conveyance.

         9. Pursuant to Sections 105(a) and 363(f) of the Bankruptcy Code, the Acquired


                                7.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT

Assets shall be transferred to the Purchaser and, upon the closing of the transactions contemplated by the Purchase Agreement, shall be free and clear of all mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, judgments, demands, encumbrances, restrictions or charges of any kind or nature, if any, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership (the foregoing collectively referred to herein as "Liens") and all debts arising in any way in connection with any acts of the Debtor, claims (as such term in defined in the Bankruptcy Code), obligations, demands, guaranties, options, rights, contractual commitments, restrictions, interests and matters of any kind and nature, whether arising prior to or subsequent to the commencement of this case, and whether imposed by agreement, understanding, law, equity or otherwise (the foregoing collectively referred to herein as "Claims"), with all such Liens and Claims to attach to the Consideration in the order of their priority, with the same validity, force and effect which they now have as against the Acquired Assets.

         10. Except as expressly permitted by the Purchase Agreement, all persons and entities holding Liens, Claims or interests of any kind or nature with respect to the Acquired Assets hereby are barred from asserting any such Liens, Claims or interests against the Purchaser, its successors or assigns, or the Acquired Assets.


         11. Except as expressly provided in the Purchase Agreement with respect to the Assumed Liabilities, the Purchaser is not assuming nor shall it in any way whatsoever be liable or responsible, as a successor or otherwise, for any liabilities, debts or obligations of the Debtor or any liabilities, debts or obligations in any way whatsoever relating to or arising from the Acquired Assets or the Debtor's ownership of the Acquired Assets prior to consummation of the transactions contemplated by the Purchase Agreement, or any liabilities calculable by reference to the Debtor or its Acquired Assets or operations, or relating to continuing conditions existing on or prior to consummation of the transactions contemplated by the Purchase Agreement, which liabilities, debts and obligations are hereby extinguished insofar as they may give rise to successor liability, without regard to whether the claimant asserting any such liabilities, debts or obligations has delivered to the Purchaser a release thereof. Without limiting the generality of the


                                8.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT
foregoing, except as expressly provided in the Purchase Agreement, the Purchaser shall not be liable or responsible, as a successor or otherwise, for the Debtor's liabilities, debts or obligations, whether calculable by reference to the Debtor or its operations, or under or in connection with (a) any employment or labor agreements, (b) any pension, welfare, compensation or other employee benefit plans, agreements, practices and programs, including, without limitation, any pension plan of the Debtor, (c) the cessation of the Debtor's operations, dismissal of employees, or termination of employment or labor agreements or pension, welfare, compensation or other employee benefit plans, agreements, practices and programs, obligations which might otherwise arise under or pursuant to the Employee Retirement Income Security Act of 1974, as amended, the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination and Employment Act of 1967, the Federal Rehabilitation Act of 1973, the National Labor Relations Act, or the Consolidated Omnibus Budget Reconciliation Act of 1985, (d) workmen's compensation, wrongful death, occupational disease or unemployment or temporary disability insurance claims, (e) environmental liabilities, debts, claims or obligations arising from conditions first existing on or prior to Closing (including, without limitation, the presence of hazardous, toxic, polluting or contaminating substances or wastes) which may be asserted on any basis, including, without limitation, under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., (f) any bulk sales or similar law, (g) any tax statutes or ordinances, including, withOUT limitation, the Internal Revenue Code of 1986, as amended, or (h) any products liability or similar claims whether pursuant to any state or any federal laws or otherwise.

         12. The recitation in the immediately preceding paragraph of this Sale Order of specific agreements, plans or statutes is not intended, and shall not be construed, to limit the generality of the categories of liabilities, debts or obligations referred to therein.

         13. No person or entity, including, without limitation, any federal, state or local governmental agency, department or instrumentality, shall assert against the Purchaser or its successors in interest any liability, debt or obligation relating to or arising from the Acquired Assets or the Debtor's ownership of the Acquired Assets, including, without limitation, any


                                9.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT
liabilities calculable by reference to the Debtor or its Acquired Assets or operations, and all persons and entities are hereby enjoined from asserting any such liabilities, debts or obligations against the Purchaser.

         14. On and after the date of the closing of the transactions contemplated by the Purchase Agreement (the "Closing Date"), each of the Debtor's creditors is authorized and hereby directed to execute such documents and take all other actions as may be necessary to release its Liens, if any, on or Claims, if any, against the Acquired Assets, as such Liens or Claims may have been recorded or may otherwise exist.

         15. As to the Purchase Agreement and the Acquired Assets transferred thereunder, this Sale Order (a) is and shall be effective as a determination that, on and as of the Closing Date, all Liens existing as to the Acquired Assets prior to the Closing Date have been unconditionally released, discharged and terminated and that the conveyance described in decretal paragraph 9 hereof has been effected, and (b) is and shall be binding upon and shall govern the acts of all persons and entities, including, without limitation, all persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to the Acquired Assets.

         16. Each and every federal, state, and local governmental agency or department hereby is directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Purchase Agreement.

         17. As of the Closing Date, all agreements of any kind whatsoever and all orders of this Court entered prior to the date hereof shall be deemed amended or modified to the extent required to permit the consummation of the transactions contemplated by the Purchase Agreement, including, without limitation, the transfer of the Acquired Assets to the Purchaser and the assignment of the Assumed Contracts to the Purchaser.

         18. This Court retains jurisdiction (i) to enforce and implement the terms and provisions of the Purchase Agreement, all amendments thereto, any waivers and consents thereunder, and of each of the agreements executed in connection therewith, (ii) to compel


                                10.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT
delivery of the Acquired Assets to the Purchaser, (iii) to compel delivery of the Consideration to the Debtor, (iv) to resolve any disputes arising under or related to the Purchase Agreement, except as otherwise provided therein, and (v) to interpret, implement and enforce the provisions of this Sale Order.

         19. Nothing contained in any plan of reorganization (or liquidation) confirmed in this case or any related case or any order of confirmation confirming any such plan of reorganization (or liquidation) shall conflict with or derogate from the provisions of the Purchase Agreement or the terms of this Sale Order.

         20. The Purchaser is a purchaser in good faith of the Acquired Assets and is entitled to all of the protections afforded by Section 363(m) of the Bankruptcy Code.

         21. In the absence of a stay pending appeal, if the Purchaser elects or is required to consummate the purchase of the Acquired Assets under the Purchase Agreement at any time after entry of this Sale Order, then, with respect to the Purchase Agreement approved and authorized herein and in the Procedures Order, the Purchaser shall be entitled to the protections of Section 363(m) of the Bankruptcy Code if this Sale Order or any authorization contained herein is reversed or modified on appeal; provided, however, that in no event shall the Purchaser be obligated to consummate the purchase of the Acquired Assets under the Purchase Agreement prior to the tenth (10th) day following the entry of this Sale Order.

         22. The terms and provisions of the Purchase Agreement, together with the terms and provisions of this Sale Order, shall be binding in all respects upon, and shall inure to the benefit of, the Debtor, the Debtor's estate and creditors, the Purchaser, and their respective affiliates, successors and assigns, and any affected third parties, including, without limitation, all persons asserting a claim against or interest in the Debtor's estate or any portion of the Acquired Assets to be sold to the Purchaser pursuant to the Purchase Agreement, notwithstanding any subsequent appointment of any trustee for the Debtor under any chapter of the Bankruptcy Code, as to which trustee such terms and provisions likewise shall be binding in all respects.

         23. The failure specifically to reference or include any particular provisions of the Purchase Agreement in this Sale Order shall not diminish or impair the effect of such provision, it


                                11.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT
being the intent of the Court that the Purchase Agreement be authorized and approved in its entirety.

         24. The Purchase Agreement and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement is not material.


         25. In accordance with Section 1146(c) of the Bankruptcy Code, the transfer of the Acquired Assets to the Purchaser is not subject to taxation under any state or local law imposing a stamp, transfer or similar tax.

         26. Notwithstanding Bankruptcy Rule 7062, this Sale Order shall be effective and enforceable immediately upon entry. The transfer of the Acquired Assets to the Purchaser and the assumption and assignment of the Assumed Contracts to the Purchaser shall not be stayed pursuant to Bankruptcy Rules 6004(g) and 6006(d), and the effect of such provisions are waived.

         27. Except as expressly provided in the Purchase Agreement with respect to the Assumed Liabilities, the transfer of the Acquired Assets does not and shall not subject the Purchaser to any debts, liabilities, obligations, commitments, responsibilities or claims of any kind or nature whatsoever, whether known or unknown, contingent or otherwise, existing as of the date hereof or hereafter arising, of or against the Debtor, any affiliate of the Debtor, or any other person or entity by reason of such transfer, assignment and delivery under the laws of the United States, any state, territory or possession thereof or the District of Columbia applicable to such transactions.

         28. This Sale Order is the Approval Order contemplated by the Purchase Agreement.

         This ______day of ____________________, 200__.


                                12.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT

Dated:   _______________, _____

                                                  HON. ____________________
                                                  UNITED STATES BANKRUPTCY JUDGE


Submitted by:


BAKER & DANIELS


___________________________________
[________________________]

Attorneys for CART, INC.
Debtor and Debtor In Possession


                                13.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT

                                    EXHIBIT A

                               PURCHASE AGREEMENT


                                14.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT

                                    EXHIBIT B

                                ASSUMED CONTRACTS

                                15.      ORDER AUTH. SALE OF ACQUIRED ASSETS AND
                                                       ASSUMPTION AND ASSIGNMENT